UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2020

Franklin Street Properties Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32470	04-3578653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880
(Address of Principal Executive Offices, and Zip Code)

(781) 557-1300

Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	FSP	NYSE American

Item 5.07 Submission of Matters to a Vote of Security Holders.

Franklin Street Properties Corp., a Maryland corporation (the “Company”), held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) on May 28, 2020. The 2020 Annual Meeting was called for the following purposes: (1) to elect two directors, each to serve for a one-year term expiring at the 2021 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified, (2) to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and (3) to approve, by non-binding vote, the Company’s executive compensation.

(1) The following table sets forth the names of the directors elected at the 2020 Annual Meeting for a new one-year term expiring at the 2021 Annual Meeting of Stockholders and the final number of votes cast for or against each director and the number of broker non-votes.

Name	For	Against	Broker Non-Votes

George J. Carter	82,040,206	3,092,403	7,433,757
Georgia Murray	81,546,579	3,586,030	7,433,757

(2) The proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved. The final number of votes cast for, against or abstaining from voting on that proposal are listed below.

For	Against	Abstain

91,769,827	774,216	22,323

(3) The proposal to approve, by non-binding vote, the Company’s executive compensation was approved. The final number of votes cast for, against or abstaining from voting on that proposal and broker non-votes are listed below.

For	Against	Abstain	Broker Non-Votes

82,832,566	2,019,573	280,470	7,433,757

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

	By:	/s/ Scott H. Carter
Scott H. Carter
Executive Vice President, General Counsel and Secretary

Date: May 29, 2020

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